Execution Version

                         EXHIBIT 10.2

AMENDMENT NO. 1 TO
CREDIT AGREEMENT,
dated as of September 14, 2017,
between
NOVELIS INC.,
as Borrower,
AV METALS INC.,
as Holdings,
THE OTHER LOAN PARTIES PARTY HERETO,

THE THIRD PARTY SECURITY PROVIDER,
and
STANDARD CHARTERED BANK,
as Administrative Agent for the Lenders
______________________________________________________________________________

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This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 14, 2017, is entered into between NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at Two Alliance Center, 3560 Lenox Road, Suite 2000, Atlanta, GA 30326, USA (the “Borrower”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the other LOAN PARTIES (as defined in the Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), and Standard Chartered Bank, being a company incorporated in England by Royal Charter, with reference number ZC18 and whose registered office is 1 Basinghall Avenue, London EC2V 5DD, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”) under the Credit Agreement referred to below for the Lenders.
RECITALS
WHEREAS, Borrower, AV Metals Inc., the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of January 10, 2017 (as amended, supplemented, restated or otherwise modified, the “Credit Agreement”);
WHEREAS, the Third Party Security Provider has pledged certain assets to secure the Secured Obligations of the Loan Parties;
WHEREAS, the Designated Company has requested an amendment to the Credit Agreement as herein set forth; and
WHEREAS, the Designated Company, the Administrative Agent and the Required Lenders signatory to an acknowledgement and consent substantially in the form of Exhibit A attached hereto (each, an “Acknowledgment and Consent”), have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.
Section 2.    Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.01 in the appropriate alphabetical order:

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(i)    “NKL Share Repurchase” shall mean the repurchase by NKL of Equity Interests of NKL for cash consideration derived from all or a portion of the proceeds of the Ulsan Share Sale, which may be structured as a share cancellation, a reduction in par value, a share consolidation and reduction in share value, or any other legal structure resulting in the reduction of Equity Interests in NKL in exchange for cash consideration.
(ii)    “Ulsan Joint Venture Partner” shall mean Kobe Steel, Ltd., a company organized under the laws of Japan.
(iii)    “Ulsan JV Subsidiary” shall mean a joint venture stock company organized, or to be organized, in Korea, and registered, or to be registered, in the Commercial Corporate Registry in Korea.
(iv)    “Ulsan Sale Agreement” shall mean that certain share sale and purchase agreement, dated as of May 10, 2017, between NKL and the Ulsan Joint Venture Partner, as the same may be amended or modified from time to time.
(v)    “Ulsan Share Sale” shall mean the sale, pursuant to the terms of the Ulsan Sale Agreement, by NKL of 49.9%% of the Equity Interests owned by NKL in the Ulsan JV Subsidiary to the Ulsan Joint Venture Partner, for cash in the amount of $314,370,000, and the subsequent sale by NKL of 0.1% of the Equity Interests owned by NKL in the Ulsan JV Subsidiary to the Ulsan Joint Venture Partner, for cash in the amount of $630,000.
(b)    The defined term “Subsidiary” in Section 1.01 is amended by (i) adding “(A)” before the word “Logan” in the last sentence of such definition, and (ii) deleting the period at the end of the last sentence in such definition and replacing it with the following:
“and (B) (i) except as set forth in clause (ii) below, Ulsan JV Subsidiary shall not be treated as a Subsidiary hereunder or under the other Loan Documents at any time that (x) Holdings directly or indirectly owns Equity Interests in Ulsan JV Subsidiary and (y) Holdings or any of its Subsidiaries has the right to elect no more than half of the directors of Ulsan JV Subsidiary and (ii) regardless of whether Ulsan JV Subsidiary is a Subsidiary, the financial results of Ulsan JV Subsidiary shall be included in all consolidated financial results of Novelis Inc. and its Subsidiaries to the extent Novelis Inc. consolidates the results of Ulsan JV Subsidiary in its financial statements in accordance with US GAAP.”
(c)    Section 1.04 is amended by adding the following after the last sentence in such section:
“Notwithstanding anything to the contrary in this Agreement, regardless of whether Ulsan JV Subsidiary is a Subsidiary, the financial results of Ulsan JV Subsidiary shall be included in all consolidated financial results of Novelis Inc. and its Subsidiaries to the extent Novelis Inc. consolidates the results of Ulsan JV Subsidiary in its financial statements in accordance with US GAAP. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to require the consolidation of Ulsan JV Subsidiary into

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the consolidated financial results of the Designated Company to the extent not required under US GAAP.”
(d)    Section 5.01(a) is amended by adding the phrase “(and in any case not less than one time in each calendar year)” immediately after the phrase “(including, if applicable, any extension permitted under Rule 12b-25 of the Exchange Act), after the end of each fiscal year”.
(e)    Section 6.04 is amended by (i) deleting the word “and” at the end of subsection 6.04(s) and (ii) adding as a new subsection 6.04(u) and a new subsection 6.04(v) the following:
“(u) Investments consisting of (i) unsecured guaranties by Novelis Inc. of NKL’s indemnification obligations owing to (x) the Ulsan JV Subsidiary attributable to employment-related claims or claims of former employees of NKL, and (y) the Ulsan Joint Venture Partner for losses of the Ulsan Joint Venture Partner arising from NKL’s breach of representations, warranties and covenants applicable to NKL under the Ulsan Sale Agreement; provided that Novelis Inc.’s maximum aggregate liability under the guaranties described in this clause (i) shall not exceed $157,500,000, and (ii) an unsecured guaranty by Novelis Inc. of NKL’s indemnification obligations owing to the Ulsan JV Subsidiary for losses of the Ulsan JV Subsidiary arising from environmental liabilities that relate to actions occurring prior to the closing of the Ulsan Share Sale; provided that Novelis Inc.’s maximum aggregate liability under the guaranty described in this clause (ii) shall not exceed $157,500,000; and
(v) Investments in Ulsan JV Subsidiary in an aggregate amount not to exceed ₩125,000,000,000 at any time outstanding;”.
(f)    Section 6.06 is amended by (i) deleting the word “and” at the end of subsection 6.06(s), and (ii) adding as a new subsection 6.06(u) and a new subsection 6.064(v) the following:
“(u) the Ulsan Share Sale; and
(v) the NKL Share Repurchase.”.
(g)    Section 6.17 is amended and restated in its entirety as follows:
“Fiscal Year. Change its fiscal year-end to a date other than March 31; provided that, upon at least 15 Business Days’ prior written notice to the Administrative Agent (or such shorter period as may be determined by the Administrative Agent), each of Holdings and its Subsidiaries shall be permitted to change its fiscal year-end to December 31 at any time on or after the date that Hindalco changes its fiscal year-end to December 31.”
(h)    Article XI is amended by inserted the following as a new Section 11.15:
“Section 11.15 Lender Authorizations. The Lenders authorize and direct (i) each of the Administrative Agent and the Collateral Agent to execute and deliver any Security Documents, amendments to Security Documents or amendments and restatements of Security Documents, in each case, related to any amendment to, or

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amendment and restatement of, the Revolving Credit Agreement; provided, that immediately after giving effect to such documents, amendments and amendments and restatements, the scope of the Collateral pledged is no less than the Collateral pledged immediately prior to giving effect to such documents, amendments and amendments and restatements and (ii) in connection with the NKL Share Repurchase, the Collateral Agent to return any share certificates representing Equity Interests in NKL and sign any documentation required to give effect to the NKL Share Repurchase; provided, that after giving effect to the NKL Share Repurchase, certificates representing 100% of the Equity Interests in NKL held by Loan Parties are promptly delivered to the Collateral Agent or its counsel along with such other documentation required to pledge such Equity Interests to the Collateral Agent.”.
Section 3.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Required Lenders:
(a)    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(i)    this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider and the Administrative Agent;
(ii)    Acknowledgments and Consents duly executed by the Required Lenders holding Loans on the Amendment Effective Date;
(iii)    a certificate of the secretary or assistant secretary of the Designated Company dated the Amendment Effective Date, certifying (A) that attached thereto is a true and complete copy of its Organizational Documents, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Designated Company authorizing the execution, delivery and performance of, inter alia, this Amendment and that such resolutions, or any other document attached thereto, have not been modified, rescinded, amended or superseded and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Amendment (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (iii)); and
(iv)    a good standing certificate (or such other customary functionally equivalent certificates or abstracts) of the Designated Company, as of a recent date prior to the Amendment Effective Date, from the applicable Governmental Authority of the Designated Company’s jurisdiction of organization.
(b)    Payment of Fees Costs and Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses (including the reasonable fees and expenses of legal counsels) for which invoices have been presented, on or before the Amendment Effective Date, in connection with this Amendment.

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(c)    Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct in all material respects on and as of the date hereof and the Administrative Agent shall have received a certificate of a Responsible Officer of the Designated Company, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
(d)    No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and the Administrative Agent shall have received a certificate of a Responsible Officer of the Designated Company, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
Section 4.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows:
(a)    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
(b)    The execution and delivery by the Designated Company, each other Loan Party and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Credit Agreement as amended thereby by the Designated Company, each other Loan Party and the Third Party Security Provider, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)    This Amendment has been duly executed and delivered by the Designated Company, each other Loan Party and the Third Party Security Provider, and each of this Amendment and the Credit Agreement as amended hereby constitutes the Designated Company’s, such Loan Party’s or such Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.    Continuing Effect; Liens and Guarantees.
(a)     Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations of the

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Designated Company and the Guarantors. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)    Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. The Designated Company hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)    Holdings, the Designated Company, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Designated Company, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Designated Company, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, and except as expressly amended by this Agreement, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Agreement.
Section 6.    Reference to and Effect on the Loan Documents.
(a)    Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement, any other provisions of the Credit Agreement as amended hereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)    The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.

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(d)    This Amendment shall constitute a Loan Document.
Section 7.    Further Assurances. The Designated Company, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 8.    Counterparts. This Amendment and each Acknowledgement and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page hereof or of an Acknowledgement and Consent, as applicable, shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment or such Acknowledgement and Consent, as applicable.
Section 9.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 10.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 11.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.

NOVELIS INC., as the Designated Company
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Vice President and Treasurer
AV METALS INC., as Holdings
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
NOVELIS CORPORATION, as a U.S. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Assistant Treasurer
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer
NOVELIS ACQUISITIONS LLC,
as a U.S. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer
NOVELIS HOLDINGS INC., as a U.S. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS UK LTD, as a U.K. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS AG, as a Swiss Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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4260848 CANADA INC., as a Canadian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney
witness:
By:    /s/ Shannon Curran
Name:    Shannon Curran
Title:    Sr. Legal Manager

Address:    3560 Lenox Road, Ste. 2000
Atlanta, GA, 30326

Occupation: Paralegal

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS DEUTSCHLAND GMBH,
as a German Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Person Authorized by virtue of Power of     Attorney
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Person Authorized by virtue of Power of     Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS PAE S.A.S., as French Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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NOVELIS ITALIA S.P.A., as Third Party Security Provider

By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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STANDARD CHARTERED BANK, as Administrative Agent
By:	/s/ Valdeep Singh
Name: Valdeep Singh Title: Legal Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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EXHIBIT A

Form of Acknowledgment and Consent

_______, 2017
To:    Standard Chartered Bank, as Administrative Agent
    1 Basinghall Avenue, 5th floor
    London, England
    EC2V 5DD
    Attention: Asset Servicing Manager
Re:    Novelis Inc. Acknowledgement and Consent to Amendment No. 1 to Credit Agreement
Ladies and Gentlemen:
Reference is hereby made to (i) the Credit Agreement, dated as of January 10, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, Novelis Inc., certain affiliates and subsidiaries of Novelis Inc., the several banks and other financial institutions or entities party thereto as lenders, and Standard Chartered Bank, as administrative agent (in such capacity, the “Administrative Agent”), and (ii) Amendment No. 1 to Credit Agreement (the “Amendment”) between Novelis Inc. and the Administrative Agent, in the form posted by the Administrative Agent via Intralinks, Syndtrak, ClearPar or a substantially similar electronic transmission system. Capitalized terms used but not defined herein having the meaning assigned to such terms in the Amendment.
CONSENT TO EFFECTIVENESS OF THE AMENDMENT. By signing below, the undersigned, in its capacity as a Lender under the Credit Agreement, hereby acknowledges and consents to, and agrees to the terms of, the Amendment and hereby irrevocably authorizes Standard Chartered Bank, in its capacity as Administrative Agent, to execute the Amendment on behalf of the undersigned with respect to all Loans owned by the undersigned immediately prior to giving effect to the Amendment.
[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned has duly executed this Acknowledgment and Consent as of the date first written above.

(Name of Institution)
By:
Name: Title:

[If a second signature is necessary:
By:
Name: Title: ]

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